The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.

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Preliminary Structural and Collateral Term Sheet

$1,441,000,000(Approximate) of Senior Certificates J.P. Morgan Mortgage Trust 2005-A3 Mortgage Pass-Through Certificates, Series 2005-A3

4/19/2005

Features of the Transaction
- Offering consists of approximately [1,441mm] of Senior Certificates expected to be rated AAA by 2 of the 4; S&P, Moody's, Fitch, Dominion.
- The Amount of Senior Certificates is approximate and may vary.
- Multiple groups of Mortgage Loans will collateralize the transaction
- There are approximately 10 groups of Senior Certificates, which may vary.
- The Credit Support for Group 1 (Pools 1-6) of Senior Certificates is Cross-Collateralized, with respect to losses
- The Credit Support for Group 2 (Pools 7-10) of Senior Certificates is Cross-Collateralized, with respect to losses

Key Terms
Issuer : J.P.Morgan Mortgage Trust
Underwriter : J.P.Morgan Securities, Inc.
Depositor : J.P. Morgan Acceptance Corp. I
Master Servicer: Wells Fargo
Trustee: Wachovia Bank
Type of Issuance: Public
Servicer Advancing: Yes, Subject to Recoverability.
Compensating Interest: Paid, But Capped.
Clean-Up Call / Optional Termination: [5%] clean-up call (aggregate portfolio)
Legal Investment: The Senior Certificates are
SMEEA Eligible at Settlement.
ERISA Eligible: The Senior Certificates are
ERISA eligible subject to limitations set
forth in the final prospectus supplement.
Tax Treatment: REMIC
Structure: Senior/Subordinate w/ Shifting Interest
and Subordinate Certificate Prepayment Lockout
Expected AAA Subordination (Group 1): 3.50% +/- .50%
Expected AAA Subordination (Group 2): 5.00% +/- .50%
Rating Agencies: At least 2 of 4; Moody's, S&P, Fitch, Dominion
Registration: Senior Certificates - DTC

Time Table
Cut-Off Date	May 1, 2005
Settlement Date	May 31, 2005
First Distribution Date	June 25, 2005
Distribution Date	25th or Next Business Day

Preliminary Mortgage Pool Data (approximate) -Group 1 Collateral
	Pool 1	Pool 2	Pool 3	Pool 4	Pool 5	Pool 6
Collateral Type	10Yr Hybrid	10Yr Hybrid	7Yr Hybrid	7Yr Hybrid	3Yr Hybrid	5Yr Hybrid
	ARMs	ARMs	ARMs	ARMs	ARMs	ARMs
Outstanding Principal Balance	152,526,066	396,297,905	190,664,692	122,241,467	34,528,993	217,384,160
Number of Mortgage Loans	359	734	497	266	181	601
Average Principal Balance	424,776	595,884	384,933	473,736	191,624	361,928
Weighted Average Net Mortgage Rate	5.28%	5.20%	5.06%	4.31%	4.41%	4.95%
Weighted Average Maturity	358	356	357	340	355	358
Weighted Average Seasoning	2	3	3	20	5	2
Weighted Average Months to Roll	118	117	81	64	31	58
ARM Index	LM6(74%),LY1(25%)	LY1(95%),LM6(5%)	LM6(73%),LY1(23%)	CMT(100%)	LY1(60%),CMT(40%)	LY1(100%),LM6
	CMT(1%)	CMT	CMT(4%)			CMT
Weighted Average Gross Margin	2.07	2.27	2.09	2.75	2.45	2.25
Initial Periodic Rate Cap	5.00	4.85	5.00	5.00	2.00	4.86
Subsequent Periodic Rate Cap	1.26	1.95	1.27	2.00	2.00	2.00
Lifetime Rate Cap	5.00	5.01	5.00	5.00	5.01	5.00
Weighted Average Loan-to-Value	63%	65%	66%	67%	75%	74%
Weighted Average FICO Score	745	738	746	742	715	728
Geographic Distribution	CA(21%),NJ(9%)	CA(34%),NY(27%)	CA(17%),FL(12%)	CA(23%),VA(9%)	CA(26%),FL(26%)	CA(40%),VA(8%)
Percent Owner Occupied	86%	92%	86%	95%	83%	93%
Percent Single Family / PUD	88%	77%	90%	94%	91%	88%
Interest Only	87%	22%	85%	48%	17%	81%
Primary Servicer	PHH	Chase	PHH	Wells	Chase	Chase,
Other Servicer	Chase	PHH	Chase			Countrywide PHH

Preliminary Mortgage Pool Data (approximate) - Group 2 Collateral
	Pool 7	Pool 8	Pool 9	Pool 10
Collateral Type	5Yr Hybrid	5Yr Hybrid	7Yr Hybrid	7Yr Hybrid
	ARMs	ARMs	ARMs	ARMs
Outstanding Principal Balance	124,735,671	56,700,535	110,319,994	94,341,749
Number of Mortgage Loans	688	108	540	189
Average Principal Balance	181,965	525,457	204,333	500,817
Weighted Average Net Mortgage Rate	5.15%	5.19%	5.28%	5.21%
Weighted Average Maturity	357	358	358	358
Weighted Average Seasoning	3	2	2	2
Weighted Average Months to Roll	57	58	82	82
ARM Index	LY1(99%),LM6(1%)	LY1(97%),CMT(1%)	LY1(100%)	LY1(100%)
	LM6	LM6(1%)
Weighted Average Gross Margin	2.25	2.25	2.25	2.25
Initial Periodic Rate Cap	5.00	5.00	4.42	4.39
Subsequent Periodic Rate Cap	1.99	1.99	2.00	2.00
Lifetime Rate Cap	5.00	5.00	5.00	5.00
Weighted Average Loan-to-Value	82%	77%	78%	74%
Weighted Average FICO Score	721	719	718	715
Geographic Distribution	FL(16%),CA(12%)	CA(38%),NY(11%)	CA(18%),FL(12%)	CA(53%),NY(7%)
Percent Owner Occupied	84%	90%	79%	89%
Percent Single Family / PUD	78%	81%	77%	86%
Interest Only	44%	41%	91%	89%
Primary Servicer	PHH	PHH	PHH	PHH

JPMSI Contact Information
Trading/Structuring	Greg Boester
	Tom Scudese	212.834.2499
	Marc Simpson

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